Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Independent Bank Corp. (the “Company”) on Form 10-Q for the quarter ending June 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s best knowledge and belief:

(a)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated this 7th day of August, 2015

Independent Bank Corp.
(“Company”)

/s/ ROBERT COZZONE
Robert Cozzone
Chief Financial Officer and Treasurer
A signed original of this written statement required by Section 906 has been provided to Independent Bank Corp. and will be retained by Independent Bank Corp. and furnished to the Securities and Exchange Commission or its staff upon request.